Vanguard Total World Stock Index Fund Summary Prospectus

February 26, 2010

Investor Shares

Vanguard Total World Stock Index Fund Investor Shares (VTWSX)

The Fund’s statutory Prospectus and Statement of Additional Information dated February 26, 2010, and the most recent shareholder reports are incorporated into and made part of this Summary Prospectus by reference.

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.vanguard.com/prospectus. You can also get this information at no cost by calling 800-662-7447 or by sending an e-mail request to online@vanguard.com.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks of companies located in developed and emerging markets around the world.

Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy and hold Investor Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	0.25%[1]
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	2%[2]
Account Service Fee (for fund account balances below $10,000)	$20/year

1 The purchase fee is deducted from all purchases (including exchanges from other Vanguard funds) but not from reinvested dividends and capital gains.

2 The 2% fee applies only if you redeem shares within two months of purchase by selling or by exchanging to another Vanguard fund, or if Vanguard liquidates your Fund account because the balance falls below the minimum initial investment for any reason, including market fluctuation.

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.37%
12b-1 Distribution Fee	None
Other Expenses	0.13%
Total Annual Fund Operating Expenses	0.50%

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$51	$160	$280	$628

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.

Primary Investment Strategies

The Fund employs a “passive management” —or indexing—investment approach designed to track the performance of the FTSE® All-World Index, a free-float-adjusted, market-capitalization-weighted index designed to measure the market performance of large- and mid-capitalization stocks of companies located around the world. The Index includes approximately 2,800 stocks of companies located in 47 countries, including both developed and emerging markets. As of October 31, 2009, the largest markets covered in the Index were the United States, the United Kingdom, Japan, France, and Australia (which made up approximately 40%, 9%, 8%, 5%, and 4%, respectively, of the Index’s market capitalization). The Fund typically holds approximately 2,000 stocks in its target Index (covering nearly 99% of the Index’s total market capitalization) and a representative sample of the remaining stocks. The Fund holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key characteristics. These key characteristics include industry weightings, country weightings, and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the global stock market. The Fund’s performance could be hurt by:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions. In addition, the Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies.

• Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets.

• Emerging markets risk, which is the chance that the stocks of companies located in emerging markets will be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets.

• Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Currency risk is especially high in emerging markets.

• Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Index. Index sampling risk for the Fund should be low.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows the performance of the Fund‘s Investor Shares in its first full calendar year. The table shows how the average annual total returns of the Investor Shares compare with those of the Fund‘s target index. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at www.vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

During the periods shown in the bar chart, the highest return for a calendar quarter was 22.58% (quarter ended June 30, 2009), and the lowest return for a quarter was –11.56% (quarter ended March 31, 2009).

Average Annual Total Returns for Periods Ended December 31, 2009
		Since
		Inception
		(June 26,
	1 Year	2008)
Vanguard Total World Stock Index Fund Investor Shares
Return Before Taxes	32.97%	–7.35%
Return After Taxes on Distributions	32.71	–7.52
Return After Taxes on Distributions and Sale of Fund Shares	21.81	–6.23
FTSE All-World Index
(reflects no deduction for fees, expenses, or taxes)	35.66%	–8.08%

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor

The Vanguard Group, Inc.

Portfolio Managers

Duane F. Kelly, Principal of Vanguard. He has co-managed the Fund since its inception.

Ryan E. Ludt, Principal of Vanguard. He has co-managed the Fund since its inception.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website at www.vanguard.com, by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The following table provides the Fund’s minimum initial and subsequent investment requirements.

Account Minimums	Investor Shares
To open and maintain an account	$3,000
To add to an existing account	$100 by check, exchange, wire, or electronic
bank transfer (other than Automatic Investment
Plan, which has no established minimum).

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain. Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares. A sale or exchange of Fund shares is a taxable event, which means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may also be subject to state and local income taxes.

Financial Intermediary Compensation

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares or related services.

This page intentionally left blank.

Vanguard Total World Stock Index Fund Investor Shares—Fund Number 628

Vanguard Total World Stock Index Fund is not in any way sponsored, endorsed, sold or promoted by FTSE International Limited (FTSE) or by the London Stock Exchange Plc (the Exchange) or by The Financial Times Limited (FT), and neither FTSE nor the Exchange nor FT makes any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the FTSE All-World Index (the Index) and/or the figure at which the said Index stands at any particular time on any particular day or otherwise. The Index is compiled and calculated by FTSE. However, neither FTSE nor the Exchange nor FT shall be liable (whether in negligence or otherwise) to any person for any error in the Index and neither FTSE nor the Exchange nor FT shall be under any obligation to advise any person of any error therein. “FTSE®” is a trademark of the London Stock Exchange Plc and The Financial Times Limited and is used by FTSE International Limited under license. “All-World” is a trademark of FTSE International Limited.

© 2010 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

SP628 022010